The relief described hereinbelow is SO ORDERED.

SIGNED this 25th day of April, 2012.

Robert D. Berger
United States Bankruptcy Judge

IN THE UNITED STATES BANKRUPTCY COURT
FOR THE DISTRICT OF KANSAS
KANSAS CITY DIVISION

IN RE:                                          )
                                                     )          Case No. 11-20140-11-rdb
DIGITAL SYSTEMS, INC.       )          Chapter 11
        Debtor.        )
                                                     )

ORDER APPROVING DISCLOSURE STATEMENT AND
CONFIRMING DEBTOR’S PLAN OF REORGANIZATION
(Related Docket No. 178 and 179)

On the 18th day of April, 2012, came on for consolidated hearing the hearing on approval of the Disclosure Statement and Confirmation of the Debtor’s Plan of Reorganization Dated February 14, 2012, (“the Plan”). The Debtor appeared in person through its CEO, David Owen, and through counsel, Joanne B. Stutz of Evans & Mullinix, P.A.

After hearing the statements of counsel and witnesses for the Debtor and reviewing the file and the Summary of Ballots submitted by Debtor’s counsel, the Court finds and hereby ORDERS as follows:

Case 11-20140 Doc# 240 Filed 04/25/12 Page 1 of 6

In the United States Bankruptcy Court
District of Kansas, Kansas City Division
In re: Digital Systems, Inc.
Case No.: 11-20014-11-rdb
ORDER APPROVING DISCLOSURE STATEMENT AND CONFIRMING DEBTOR’S PLAN OF REORGANIZATION

THE DISCLOSURE STATEMENT

1. The Disclosure Statement and Plan were duly transmitted to creditors and parties in interest on the 23rd and 24th days of February, 2012.

2. The court has fully considered the Disclosure Statement and notes that no objections have been filed.

3. The Disclosure Statement is therefore, found to contain adequate information as required pursuant to Title 11, U.S.C. § 1125, The Bankruptcy Code.

Accordingly, IT IS ORDERED that the Disclosure Statement is approved.

THE BALLOTS

The Debtor filed a Summary of Balloting (Docket No. 237) indicating that members of Classes 4 (unsecured Creditors) and 5 (Equity) cast ballots. Of the Class 4 Ballots, greater than one-half in number and 97.68% in amount of the cast Ballots accepted and voted for the Plan. Both classes are impaired by the Plan.

The Court finds that the provisions of 11 U.S.C. §§ 1126(c) and 1129(a)(10) have been met as at least one impaired Class - Class 4 - has voted for the Plan.

THE PLAN

The Court finds, with respect to the Debtor’s Plan, that the applicable provisions of 11 U.S.C. § 1129 have been met as follows:

Case 11-20140 Doc# 240 Filed 04/25/12 Page 2 of 6

In the United States Bankruptcy Court
District of Kansas, Kansas City Division
In re: Digital Systems, Inc.
Case No.: 11-20014-11-rdb
ORDER APPROVING DISCLOSURE STATEMENT AND CONFIRMING DEBTOR’S PLAN OF REORGANIZATION

a. The provisions of Chapter 11 of the Bankruptcy Code have been complied with and the Plan is not an attempt to evade tax obligations and has been proposed in good faith and not by any means forbidden by law.

b. The Plan Proponent complies with the applicable provisions of Title 11 of the United States Code.

c. All payments made or promised by the Debtor or by any person issuing securities, if applicable, or acquiring property under the Plan or by any other person for services or for costs and expenses in, or in connection with, the Plan and incident to the case, have been fully disclosed to the Court and are reasonable or, if to be fixed after Confirmation of the Plan, will be subject to the approval of the Court.

d. The identity, qualifications, and affiliations of the persons who are to be directors or officers, or voting trustees, if any, of the Debtor after Confirmation of the Plan have been fully disclosed and the appointment of such persons to such offices, or their continuance therein, is equitable, and consistent with the interests of the Creditors and equity security holders and with public policy.

e. The identity of any insider that will be employed or retained by the Debtor and his compensation have been fully disclosed.

f. The Plan has been accepted in writing by at least one impaired Class of Creditors whose acceptance is required by law.

Case 11-20140 Doc# 240 Filed 04/25/12 Page 3 of 6

In the United States Bankruptcy Court
District of Kansas, Kansas City Division
In re: Digital Systems, Inc.
Case No.: 11-20014-11-rdb
ORDER APPROVING DISCLOSURE STATEMENT AND CONFIRMING DEBTOR’S PLAN OF REORGANIZATION

g. Each holder of a Claim or interest accepting the Plan will receive or retain under the Plan property of a value, as of the effective date of the Plan, that is not less than the amount that such holder would receive or retain if the Debtor was liquidated under Chapter 7 of the Code on such date.

h. All payments made or promised by the Debtor in connection with the Plan have been fully disclosed to the Court and are reasonable.

4. While no objections to the Plan were filed, the Securities and Exchange Commission (SEC) did provide comments to Debtor’s counsel. The Debtor has agreed to the following provisions:

a. The Plan states that the Class 5 Creditors shall receive no distributions. However, in the event the Class 4 Creditors are paid in full, a pro- rata distribution of any excess funds shall be distributed to the Class 5 Equity Interests. The Debtor believes it is highly unlikely that there will be any funds available for the Class 5 Interests.

b. The Class 5 stock shall be cancelled as of the Effective Date. The Debtor shall file a Form 15 with the SEC to effectuate the withdrawal and revocation of the Debtor’s registration with the SEC.

c. The Debtor shall be administratively dissolved pursuant to the corporation laws of the State of Colorado.

Case 11-20140 Doc# 240 Filed 04/25/12 Page 4 of 6

In the United States Bankruptcy Court
District of Kansas, Kansas City Division
In re: Digital Systems, Inc.
Case No.: 11-20014-11-rdb
ORDER APPROVING DISCLOSURE STATEMENT AND CONFIRMING DEBTOR’S PLAN OF REORGANIZATION

d. The Disclosure Statement and Plan of Liquidation have not been approved or disapproved by the Securities and Exchange Commission, nor has the SEC passed upon the accuracy or adequacy of statements contained therein.

5. The Debtor has been advised that Terra Nova Financial, one of the Class 4 Creditors is no longer in business and therefore, the mail directed to that Creditor has been returned by the postal service as undeliverable. As Terra Nova was to receive no distribution under the Plan this shall not affect the dividends paid to the other Class 4 Creditors.

6. The Court finds that the proposed treatment set forth in paragraphs 4 and 5 herein does not adversely change the treatment of the Claim of any Creditor who has not accepted in writing the modifications and that such treatment shall be deemed accepted by all Creditors who have not accepted the Plan.

7. Confirmation of the Plan is not likely to be followed by the liquidation or the need for further financial reorganization of the Debtor under the Plan as this is a Plan of Liquidation.

8. The Plan is feasible.

9. As the Debtor has a finite amount of funds, all fees due or payable pursuant to 28 U.S.C § 1930 have been paid or will be paid out of the bankruptcy Estate on or shortly after the Effective Date. The Debtor believes the fees attributable to distributions under the Plan shall be $975.00.

10. Pursuant to 11 U.S.C. § 1141(d)(3) the Debtor shall not receive a discharge.

Case 11-20140 Doc# 240 Filed 04/25/12 Page 5 of 6

In the United States Bankruptcy Court
District of Kansas, Kansas City Division
In re: Digital Systems, Inc.
Case No.: 11-20014-11-rdb
ORDER APPROVING DISCLOSURE STATEMENT AND CONFIRMING DEBTOR’S PLAN OF REORGANIZATION

11. The automatic stay shall remain in effect with respect to any Claim which arose prior to the date on which this Order is entered.

12. All property of the Debtor’s Estate shall revest in the Debtor upon entry of this Order.

The Plan of Liquidation Dated February 14, 2012, should be and hereby is confirmed.

IT IS SO ORDERED.

# # #

Submitted by:
Evans & Mullinix, P.A.
/s/ Joanne B. Stutz
Joanne B. Stutz, Ks #12365; Mo #30820
7225 Renner Road, Suite 200
Shawnee, KS 66217
(913) 962-8700; (913) 962-8701 (Fax)
jbs@evans-mullinix.com
Attorneys For The Debtor

Approved by:

RICHARD A. WIELAND United States Trustee

BY /s/ Jay D. Befort
JAY D. BEFORT
Attorney, #15146
301 North Main, Suite 1150
Wichita, Kansas 67202
316-269-6176
316-269-6214
Facsimile: 316-269-6182
e-mail: jay.befort@usdoj.gov

Case 11-20140 Doc# 240 Filed 04/25/12 Page 6 of 6